UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2023, Duos Technologies Group, Inc. (the "Company") entered into an Employment Agreement (the “Agreement”) with Andrew W. Murphy, the Company's Chief Financial Officer.

The Agreement is for a term through March 31, 2025 (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Murphy gives at least 60 days written notice of non-renewal prior to the expiration of the Initial Term or each Additional Term. Mr. Murphy is to receive a base salary at the annual rate of $224,720. Mr. Murphy is also eligible for an annual performance bonus in an amount up to $70,000 in accordance with criteria, including but not limited to revenue targets, profitability and other key performance indicators, as recommended by the Chief Executive Officer and accepted by the Board of Directors. The Agreement may be terminated with or without cause and by Mr. Murphy for good reason. As a full-time employee of the Company, Mr. Murphy will be eligible to participate in all the Company’s benefit programs.

The foregoing description of the Agreement does not purport to be complete and is qualified by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated as of December 1, 2023, between Duos Technologies Group, Inc. and Andrew W. Murphy.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: December 7, 2023	By:	/s/ Charles P. Ferry
Charles P. Ferry Chief Executive Officer